UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 26, 2013

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of OmniVision Technologies, Inc. (the “Company”) was held on September 26, 2013.  At the Annual Meeting, the stockholders of the Company took the following actions:

1.              elected Shaw Hong to serve as the Class I director of the Company for a term expiring at the 2016 Annual Meeting of Stockholders;

2.              ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014;

3.              approved certain amendments to the Company’s 2007 Equity Incentive Plan (the “2007 Plan”), including an amendment to increase the number of shares available for issuance thereunder by 4,900,000 shares;

4.              approved an amendment to the Company’s 2009 Employee Stock Purchase Plan (the “2009 Plan”) to increase the number of shares available for issuance thereunder by 2,500,000 shares; and

5.              approved an advisory (non-binding) resolution regarding the compensation of the Company’s executive officers.

The summary descriptions of the 2007 Plan and the 2009 Plan set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the 2007 Plan and the 2009 Plan which are filed as Exhibit 10.26 and 10.35, respectively, to this report.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1.              Election of Class I Director

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Shaw Hong	35,103,351	2,977,641	10,550,230

2.              Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
47,229,002	1,350,948	51,272	N/A

3.              Amendment of 2007 Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,163,121	14,599,009	2,318,862	10,550,230

4.              Amendment of 2009 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,796,813	896,082	388,097	10,550,230

5.              Advisory Resolution to Approve Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,564,984	1,061,119	454,889	10,550,230

Section 9 — Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.26	2007 Equity Incentive Plan.
10.35	2009 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ Shaw Hong
Shaw Hong
Chief Executive Officer

Date:  October 2, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.26	2007 Equity Incentive Plan.
10.35	2009 Employee Stock Purchase Plan.